United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2014

CHINA GREEN AGRICULTURE, INC.

(Exact name of Registrant as specified in charter)

Nevada	001-34260	36-3526027
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

300 Walnut Street Suite 245

Des Moines, IA 50309

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (515) 897-2421

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 7.01   Regulation FD Disclosure

On October 1, 2014, China Green Agriculture, Inc., a corporation incorporated in the State of Nevada (the “Company”), issued a press release announcing that the board of directors of the Company had declared the Company’s first cash dividend of $0.10 per common share, representing a total payment to stockholders on the record date of October 31, 2014 of approximately US$3.3 million. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

The following is filed as an exhibit to this report:

Exhibit No.	Description
99.1	Press Release, dated October 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2014

CHINA GREEN AGRICULTURE, INC.
(Registrant)

By:	/s/ Tao Li
Tao Li
President and Chief Executive Officer